Exhibit 10.20

Certain confidential information contained in this exhibit have been omitted by means of redacting a portion of the text and replacing it with [***], pursuant to Regulation S-K Item 601(b) of the Securities Act of 1933, as amended. Certain confidential information has been excluded from this exhibit because it is: (i) not material; and (ii) the registrant treats such information as private or confidential.

FIFTH AMENDMENT TO AMENDED, RESTATED,
AND CONSOLIDATED LICENSE AGREEMENT

This Fifth Amendment (the “Fifth Amendment”) to the Amended, Restated and Consolidated License Agreement dated June 27th, 2012 between The University of North Carolina at Chapel Hill (“University”) and Novan, Inc. (“Licensee”), as amended by the First Amendment to the Amended, Restated and Consolidated License Agreement dated November 30th, 2012, and amended by the Second Amendment to the Amended, Restated and Consolidated License Agreement dated April 12th, 2016, and amended by the Third Amendment to the Amended, Restated and Consolidated License Agreement dated November 1, 2018, and further amended by the Fourth Amendment to the Amended, Restated and Consolidated License Agreement dated November 26, 2018 (hereinafter referred to collectively as the “Agreement”) is entered into as of October 27, 2021 (the “Fifth Amendment Effective Date”).

WHEREAS, the parties now wish to amend the Agreement to [***] in Appendix D of the Agreement; and

WHEREAS, the parties agree to be bound by the terms and conditions of the Agreement, as amended.

NOW, THEREFORE, the parties agree as follows:

1. Appendix D of the Agreement is hereby deleted in its entirety and replaced with the attached Appendix D.

2. In consideration for [***], Licensee shall pay University [***] within [***] days of the Fifth Amendment Effective Date. Such fee shall not be creditable against any future payments or royalties, provided that [***], such [***] fee shall be fully creditable against any payments owed by Licensee to University under Section 3.8 of the Agreement.

3. Capitalized terms used herein have the same meaning as was given them in the Agreement.

4. This Fifth Amendment may be executed by one or more of the parties to this Fifth Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Facsimile signatures and signatures transmitted via pdf shall be treated as original signatures.

5. Other than as amended herein, the Agreement remains in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to the Agreement, as indicated below.

THE UNIVERSITY OF NORTH CAROLINA AT CHAPEL HILL	NOVAN, INC.

BY: /s/ Jacqueline Quay	BY: /s/ Paula Brown Stafford
Jacqueline Quay	Paula Brown Stafford
Director of Licensing and	President & CEO
Innovation Support, OTC
DATE: 11/11/2021	DATE: 11/9/2021

APPENDIX D
MILESTONES

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